SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20594

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                 APRIL 15, 2002

                DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED)

                             LOUGHRAN/GO CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 -------------------------------------------------
                  (State or other jurisdiction of incorporation)

  000-28457                                   86-0955239
-----------------------              -------------------------------
(Commission  File  Number)        (IRS  Employer Identification No.)

   18036  N  15th  Street,  Phoenix,  AZ                        85022
------------------------------------------                 --------------
(Address  of  principal  executive  offices)                 (Zip  Code)


                                 (602) 485-1346
                   ------------------------------------------

               Registrant's telephone number, including area code


                                       N/A

         (Former name and former address, if changed since last report)

ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

Effective April 12, 2002, Loughran/Go Corporation (LGC), the Registrant, through an agreement and Plan of Merger with 12 to 20 Plus, Incorporated (12 to 20), a Delaware corporation, into Loughran/Go Corporation, a Nevada corporation, and the surviving corporation being Loughran/Go Corporation. For additional information on the merger reference is made to Item 2 - Acquisition or Disposition of Assets of this Form 8-K.

12 to 20 Plus Incorporated shall be merged with and into Loughran/Go Corporation (the "Merger"). The separate existence of 12 to 20 shall cease and LGC shall be, and is herein sometimes referred to as the "Surviving Corporation", and the name of the Surviving Corporation shall be 12 to 20 Plus, Incorporated.

The Board of Directors of 12 to 20 Plus, Incorporated was increased to three and Carol Slavin, Linda Hannon and Elizabeth Jaeger were elected to the Company Board of Directors and the following executive officers were elected.

     Carol  Slavin               President  and  Chief  Executive  Officer
     Linda  Hannon               Secretary  and  Director
     Elizabeth  Jaeger           Director


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Upon  the  effective  date of the merger there will be 1,450,000 shares of stock issued  and  outstanding  out  of  25,000,000  shares  authorized.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of 12 to 20 shall cease and LGC, as the Surviving Corporation (I) shall continue to possess all of 12 to 20's assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and 12 to 20 Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of 12 to 20.

GENERAL

12 to 20 Plus, Incorporated has researched and developed an innovative Acne Therapy System, driven by the market void for effective over-the-counter products that treat acne skin conditions without irritation.

The market category, in excess of $350 million nationally at retail, is controlled by complacent manufacturers marketing extremely irritating products. The 12 to 20 Plus concept is counter to the acne treatment industry's marketing of harsh products which are designed to "strip away" acne and while the acne is being stripped, the skin is being robbed of its natural moisture and the acne condition is actually being aggravated in the process.

The  Company  has  acquired  the  rights  to  use the registered trademark, "Zit
Stick".

CONCEPT

12 to 20 Plus products offer the following benefits over typical acne treatment products:

     a.     reduced  irritation
     b.     moisture  retention  properties
     c.     maintenance  of  skin's  natural  pH  balance
     d.     skin  healing  qualities

The complete system of product use is key to the marketing concept. The 12 to 20 Plus system is gentle enough for daily use and primarily designed to help control and prevent acne conditions from taking over.

Acne treatment products are constantly in demand and demand for less-irritating products is skyrocketing. While teenagers are the primary demographic targets, there has been a shift to develop remedies geared toward adults. Retailers say adult acne is an area of increased interest and it is an increasing problem due to environmental stress. Dermatologists report that since adults have more sensitive skin, their acne needs to be treated differently than teenage breakouts. The ingredients in the 12 to 20Plus products are gentle enough to treat adult skin.

The product mix combines high purity drying and peeling agents (for the purpose of exfoliation), chosen for their gentleness to skin along with biological and botanical extracts and water-soluble humectants that gently , powerfully and quickly treat acne conditions.

Offering innovative super trends, the 12 to 20 Plus Acne Therapy System incorporates a high tech with natural overtones product development technology. Zit Stick, a handy carry-around remedy in a pocket-size container is odorless, colorless and greaseless; a star product to zap those zits any time of the day. Companion products include Pimple Pencil, a medicated cover stick in a pencil and soothing Blemish -Free Skin Enhancer Lotion containing antioxidants, vitamins and enzymes plus silky smooth amino acids for beautiful skin.


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

Research breakthroughs from leading scientists and dermatologists were utilized to produce products that deliver on the promise-working to help prevent and control acne skin conditions while allowing the skin to keep its natural moisture balance.

MARKET

According to A.C. Nielsen, sales of acne remedies in the drug, mass and supermarket channels reached $343 million in the 52-week period ended May 19, 2001. The medicated skin care market increased 7.9% in food channels with sales in excess of $88 million; 12.7% at drug stores bumping sales to about $95 million and experienced a 16.8% gain at mass merchants where sales exceed $120 million. The Company has a national sales broker network comprised of 22 offices nationwide (including Alaska and Hawaii) in line to sell-in to all three channels of distribution. 12 to 20 Plus management also has access to an international distributor who has marketed and distributed health and beauty products such as the Helene Curtis brand for the past 20 years. The international market for acne remedies is estimated at another $400 million, bringing the total potential market to around $800 million worldwide.

The Company intends to capture a one percent (1%) share of the national market over the next 24 months and is targeted to accomplish a four percent (4%) market share within 36 months.

STRATEGY

12 to 20 Plus will be taken to market as a complete Acne Therapy System for the prevention, control and treatment of acne skin conditions. Dual purpose product benefits will be promoted in advertising that will position the products as medicated cosmetics which enhance and beautify skin while working to clear and control acne related skin problems.

Renowned researchers are proclaiming the new technology ingredients in 12 to 20 Plus formulations as the "next generation in skin care". The Company will capitalize on the incorporation of two super trends in skin care-high tech and natural-positioning in its consumer advertising campaign.

Additionally, the Company will participate in e-commerce with Drug Store. Com and Beauty Online where consumer spending on skin care, cosmetics and fragrances is expected to jump to $553 million in 2003. The Company will launch a marketing campaign to dermatologists via direct mail efforts and educational Web site.

Distribution will be accomplished through brokers and distributors in selected U.S. markets.

COMPETITION

Products such as Clearasil, Oxy, Stridex and Neutrogena continue to dominate the market, although an innovative newcomer, Biore, has made an appearance. Most products continue to contain Benzoyl Peroxide, a very intense drying and peeling agent which tends to reverse the elasticity of skin over prolonged use.

These market leaders have many years of name recognition behind them, major advertising budgets and unlimited research and development dollars. A vast majority of their products are extremely irritating to most skin types.

By exploiting the uniqueness of the 12 to 20 Plus gentle, but powerful non-irritating formulations, the Company can emerge as an innovator in the acne remedy category, capturing a small but profitable market share.

ITEM  3-FINANCIAL  STATEMENTS  AND  EXHIBITS.

The  following  documents  are  filed  as  a  part  of  this  report:

(a)  Financial  statement  of  business.


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

It is impracticable to provide the required financial statements at this time. Audited financial statements of the constituent corporations will be filed as soon as practicable.

(b)  Pro  forma  financial  information.

It is impracticable to provide the required pro forma financial information at this time. Pro forma financial statements reflecting the merger of 12 to 20 Plus and Loughran/Go will be filed as soon as practicable.

(c  )  Exhibits

2.1 - Agreement and Plan dated April 12, 2002 among 12 to 20 Plus, Incorporated and Loughran/Go Corporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                         Loughran/Go Corporation
                                          --------------------------------------
                                                                    (Registrant)

                                                            By: /s/ Carol Slavin
                                          --------------------------------------
                                                    Carol Slavin, President& CEO

Date        4/15/02

Exhibit  2.1  Agreement

                                    AGREEMENT
                                    ---------

AGREEMENT made April 12, 2002,by and between 12 to 20 Plus, Incorporated, a Delaware corporation (the "Seller") and Loughran/Go Corporation, a Nevada corporation (the "Purchaser"), and is effective as of May 8, 2002.

                                    RECITALS

The Seller, 12 to 20 Plus, Incorporated, a Delaware corporation with approximately 30 shareholders, has researched and developed and will take to market an Acne Therapy System.

The Purchaser, a Securities and Exchange Commission reporting Company with approximately 30 shareholders, without any current operations desires to enter the acne treatment market.

                             IT IS THEREFORE AGREED:

1. In accordance with the provisions of the Merger Agreement, the Delaware Corporation Law and the Nevada Revised Statutes ("NRS"), 12 to 20 Plus, Incorporated (12 to 20) shall be merged with and into Loughran/Go Corporation
(LGC). The separate existence of 12 to 20 shall cease and LGC shall be, and is herein sometimes referred to as, the "Surviving Corporation", and the name of the Surviving Corporation shall be 12 to 20 Plus, Incorporated.

2. 12 to 20 and LGC have adopted an Agreement and Plan of Merger ( the "Merger Agreement") pursuant to which the surviving corporation shall be LGC.

3. The Merger Agreement was submitted for approval to the shareholders of 12 to 20 and LGC.

4. The vote required for approval of the Merger Agreement by the shareholders of 12 to 20 is the consent of the holders of a majority of the outstanding 12 to 20 Common Stock voting together as a class. As of the record date for such consent there were 950,000 shares of 12 to 20 common stock outstanding. The Merger Agreement was approved by more than a majority of 12 to 20 which consent is sufficient for approval by the shareholders of 12 to 20.

5. The vote required for approval of the Merger Agreement by the shareholders of LGC is the consent of the holders of a majority of the outstanding LGC Common Stock voting together as a class. As of the record date for such consent there were 500,000 shares of LGC common stock outstanding. The Merger Agreement was approved by more than a majority of LGC which consent is sufficient for approval by the shareholders of LGC.

6. The articles of incorporation and Bylaws of LGC as in effect immediately prior to the Merger will survive the merger of 12 to 20 into LGC.

7. Representations and Warranties of Seller. The Seller represents and warrants to the Purchaser that:

(a) Authorization. Sellers are the majority shareholders of the outstanding shares of 12 to 20 Plus and have been duly authorized to exchange the shares for shares of the Purchaser.

(b) Title. The Seller at the Closing Date will have full and valid title to the majority shares of issued and outstanding shares to be delivered, and there will be no existing impediment to the sale and transfer of such assets to the Purchaser. Upon delivery the shares shall be free and clear of all liens, charges, security interest, and encumbrances whatsoever.

(c ) Seller's Capacity. Seller has full right, power, legal capacity, and authority to enter into this Agreement.

(d) Obligations. As of April 12, 2002, 12 to 20 had no obligations or liabilities in excess of $1,000.00, contingent or otherwise, which were not disclosed to Purchaser.

(e) Assets. 12 to 20 Plus has good and marketable title to all of its property and assets.


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

(f) No Material Changes. Since negotiations for this sale commenced, there have been no changes in the nature of the business of 12 to 20, or in its financial condition or property, other than changes arising out of the ordinary course of its business, or obligations, none of which have been materially adverse, and 12 to 20 has not incurred any obligations or liabilities, or made any disbursements, other than those in the ordinary course of business and operations.

(g) Claims and Proceedings. 12 to 20 is not a party in any litigation, pending or threatened, nor has any material claim been made or asserted against 12 to 20, nor are there any proceedings threatened or pending before any federal, state or municipal government, or any department, board, body or agency involving 12 to 20.

(h) Payments. 12 to 20 is not in default in the payment of any of its obligations.

8. Purchaser's Representations and Warranties. Purchaser represents and warrants to the Seller that:

(a) Capacity. Purchaser has full right, power, legal capacity, and authority to enter into this Agreement.

(b) Corporate Status. LGC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all corporate power necessary to engage in the business in which it is presently engaged.

(c ) No Material Changes. Since negotiations for this sale commenced, there have been no changes in the nature of the business of LGC, or in its financial condition or property, other than changes arising out of the ordinary course of its business, or obligations, none of which have been materially adverse, and LGC has not incurred any obligations or liabilities, or made any disbursements other than those in the ordinary course of business and operations.

(d) Claims and Proceedings. LGC is not a party in any litigation, pending or threatened, nor has any material claim been made or asserted against LGC, nor are there any proceedings threatened or pending before any federal, state, or municipal government, or any department, board, body, or agency involving LGC.

(e) Compliance. LGC is not in violation of any provision of its Certificate of Incorporation or Bylaws, nor has it defaulted under any agreement or other instrument to which LGC is a party to by which it is bound, other than those of an immaterial or unsubstantial nature.

9. Mutual Representations and Warranties. Seller and Purchaser each have disclosed all litigation, proceedings, or assessed tax deficiency pending against or relating to Seller, and Purchaser or properties, assets, or business sold hereunder which may interfere with the use and quiet possession of the assets of the respective businesses.

10. Condition of Business. Seller and Purchaser shall take no action in the period preceding closing that will materially change the nature of the business and its relationship with its customers, employees, and suppliers beyond normal business actions of a prudent business person.

11. Additional Act or Documentation. Seller and Purchaser agree to make, execute, and deliver such additional documents and instruments and take such actions as may be necessary or appropriate to carry out the full intent and purpose of this Agreement.

12. Closing. It is the intent of the parties that the merger be effective April 12, 2002, with the actual closing occurring no later than May 8, 2002, at a time and place mutually agreeable to all parties. Operational control of 12 to 20 shall be granted to the Surviving Corporation at the effective date.

13. Notices. Any notices that may be required under this Agreement shall be in writing, shall be effective on the earlier of the date when received or the third day following mailing, and shall be given by personal service, or by certified or registered mail, return receipt requested, to the address set forth below, or to such other addresses as may be specified in writing to all parties hereto.

If  to  Purchaser:
                    Loughran/Go  Corporation
In  care  of  Mr.  Philip  M.  Young  18036  N.  15th  Street
Phoenix,  AZ  85022

If  to  Seller:
                    12  to  20  Plus,  Incorporated
Carol  Slavin
3485  Sacramento  Drive,  #F,  San  Luis  Obispo,  California  93401

14. Access to Books and Records. From the date of this Agreement to the Closing Date, the parties will give each other free access to the records, files, books of account, and tax returns of the other, provided the same shall not unreasonably interfere with its normal operations.

15. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties, the successors and assigns of the Purchaser, and the legal representatives and assigns of the Seller.

16. Survival. All representations and warranties shall survive the closing of the transactions hereunder.

17. Brokerage. The Purchaser represents to Seller that they have not employed any broker or entered into any agreement for the payment of any fees, compensation, or expense to any person, firm, or corporation in connection with the within transaction.

IN  WITNESS  WHEREOF,  the  parties  have  signed  this  agreement.

                               SELLER:
                               12  to  20  Plus,  Incorporated
                               A  Delaware  corporation
Date: April 20, 2002           /s/  Carol  Slavin
                               -----------------------------------
                               By  Carol  Slavin,  its  President

                               PURCHASER:
                               Loughran/Go  Corporation
                               A  Nevada  corporation
Date: April 20, 2002           /s/  Philip  M.  Young
                               -------------------------------------
                               By  Philip M. Young, its Chief Executive Officer


                    END  OF  FILING



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